United States
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2009

NORTH VALLEY BANCORP
(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-10652	94-2751350

(Commission File Number)	(IRS Employer Identification No.)

300 Park Marina Circle, Redding, CA 96001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (530) 226-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

          On August 4, 2009, the Registrant (North Valley Bancorp) issued a press release announcing second quarter of 2009 financial results. A copy of the Press Release is attached hereto as Exhibit 99.171 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits

          99.171           Press Release dated August 4, 2009

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

Dated: August 4, 2009	By:	/s/ Kevin R. Watson

Kevin R. Watson
Executive Vice President
Chief Financial Officer